AMENDMENT

TO GBBF CONTRACT OF SALE SECURITY AGREEMENT

March 13, 2007

Add Paragraph 28.1 as follows:

28.1. MINIMUM DAILY LEDGER BALANCE: Client is required to maintain a minimum daily ledger balance of $200,000.

REMEDIES AFTER DEFAULT:

Paragraph 37 as follows:

In the event of any default GBBF may do any one or more of the following:

Is replaced by:

In the event of any default, and following five (5) business days’ notice by GBBF to CLIENT, and opportunity to cure or commence cure of any curable event of default, in each case to GBBF’S reasonable satisfaction, GBBF may do any one or more of the following:

This amendment is effective and applicable to invoices purchased after March 13, 2007.  All other terms, covenants and conditions will remain in effect and unchanged.

Freundlich Supply Company, Inc.

By:

Title:

                                                                       Page 1                                                        Initial____

Greater Bay Business Funding, a division of Greater Bay Bank N.A.

By:  ______________________

Title: _____________________

                                                                       Page 2                                                        Initial____